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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)

                                 July 26, 2000


                                INFOSPACE, INC.
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            (Exact name of Registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)

      0-25131                                             91-1718107
      -------                                             ----------
(Commission File No.)                       (IRS Employer Identification Number)

                       601 108th Avenue N.E., Suite 1200
                          Bellevue, Washington  98004
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                   (Address of principal executive offices)


                                (425) 201-6100
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             (Registrant's telephone number, including area code)

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Item 5.   Other Events.
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     On July 26, 2000, InfoSpace, Inc., a Delaware corporation ("InfoSpace")
announced that it had executed a definitive Agreement and Plan of Reorganization with Go2Net, Inc., a Delaware corporation ("Go2Net"). Pursuant to the terms of the Agreement and Plan of Reorganization, dated July 26, 2000, by and between InfoSpace, Go2Net and Giants Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of InfoSpace (the "Agreement"), holders of Go2Net Common Stock will receive 1.82 shares of InfoSpace Common Stock for each share of Go2Net Common Stock, and Go2Net will become a wholly-owned subsidiary of InfoSpace. The merger is contingent upon the fulfillment of certain conditions as outlined in the Agreement including, but not limited to, expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, approval of the merger by the stockholders of Go2Net and approval of the issuance of InfoSpace Common Stock in the merger by the stockholders of InfoSpace. The transaction is intended to be accounted for as a pooling.

Item 7.   Exhibits.
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     (c)  Exhibits.

           2.1 Agreement and Plan of Reorganization by and among InfoSpace, Inc., a Delaware corporation, Giants Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of InfoSpace, and Go2Net, Inc., a Delaware corporation, dated as of July 26, 2000.

           2.2 Form of Parent Voting Agreement dated as of July 26, 2000 entered into among Go2Net and certain InfoSpace stockholders.

           2.3 Form of Company Voting Agreement dated as of July 26, 2000 entered into among InfoSpace and certain Go2Net stockholders.

           2.4 Stock Option Agreement dated as of July 26, 2000 entered into among InfoSpace and Go2Net.

          99.1  Press Release, dated July 26, 2000.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       InfoSpace, Inc.


Dated:  August 2, 2000                 By:  /s/ Ellen B. Alben
                                            -----------------------------------
                                            Ellen B. Alben,
                                            Senior Vice President, Legal and
                                              Business Affairs

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